Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
NOTE 9 – GOODWILL AND OTHER INTANGIBLE ASSETS
Goodwill
Goodwill is required to be tested for impairment on an annual basis or as events occur or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount or indicate that it is more likely than not that a goodwill impairment exists when the carrying amount of a reporting unit is zero or negative. As of December 31, 2011 and 2010, the Company's reporting units with goodwill balances were Branch Banking, Diversified Commercial Banking, CIB, and W&IM. Based on our annual impairment analysis of goodwill as of September 30, 2011, we determined there is no goodwill impairment as the fair value for all reporting units is in excess of the respective reporting unit's carrying value by the following percentages:
Branch Banking            12%
Diversified Commercial Banking    27%
CIB                36%
W&IM                150%

The Company monitored events and circumstances during the fourth quarter of 2011, and it determined that there is no goodwill impairment as of December 31, 2011. The changes in the carrying amount of goodwill by reportable segment for the year ended December 31 are as follows:

(Dollars in millions)	Retail & Commercial	Retail Banking	Diversified Commercial Banking	CIB	W&IM	Total
Balance, January 1, 2011	$—	$4,854	$928	$180	$361	$6,323
Contingent consideration	—	—	—	—	1	1
Acquisition of certain additional assets of CSI Capital Management	—	—	—	—	20	20
Balance, December 31, 2011	$—	$4,854	$928	$180	$382	$6,344

Balance, January 1, 2010	$5,739	$—	$—	$223	$357	$6,319
Intersegment transfers	(5,739)	4,854	928	(43)	—	—
Contingent consideration	—	—	—	—	4	4
Balance, December 31, 2010	$—	$4,854	$928	$180	$361	$6,323

Other Intangible Assets
Changes in the carrying amounts of other intangible assets for the year ended December 31 are as follows:

(Dollars in millions)	Core Deposit Intangibles	MSRs - LOCOM	MSRs - Fair Value	Other	Total
Balance, January 1, 2011	$67	$—	$1,439	$65	$1,571
Amortization	(29)	—	—	(14)	(43)
MSRs originated	—	—	224	—	224
Changes in fair value:
Due to changes in inputs and assumptions [1]	—	—	(533)	—	(533)
Other changes in fair value [2]	—	—	(200)	—	(200)
Sale of MSRs	—	—	(9)	—	(9)
Other	—	—	—	7	7
Balance, December 31, 2011	$38	$—	$921	$58	$1,017

Balance, January 1, 2010	$104	$604	$936	$67	$1,711
Designated at fair value (transfers from amortized cost)	—	(604)	604	—	—
Amortization	(37)	—	—	(13)	(50)
MSRs originated	—	—	289	—	289
Changes in fair value:
Due to fair value election	—	—	145	—	145
Due to changes in inputs and assumptions [1]	—	—	(275)	—	(275)
Other changes in fair value [2]	—	—	(238)	—	(238)
Sale of MSRs	—	—	(22)	—	(22)
Other	—	—	—	11	11
Balance, December 31, 2010	$67	$—	$1,439	$65	$1,571
[1] Primarily reflects changes in discount rates and prepayment speed assumptions, due to changes in interest rates.
[2] Represents changes due to the collection of expected cash flows, net of accretion, due to the passage of time.

The estimated future amortization expense for intangible assets is as follows:

(Dollars in millions)	Core Deposit Intangibles	Other	Total
2012	$21	$13	$34
2013	13	11	24
2014	4	9	13
2015	—	8	8
2016	—	5	5
Thereafter	—	12	12
Total	$38	$58	$96

Mortgage Servicing Rights
The Company retains MSRs from certain of its sales or securitizations of residential mortgage loans. MSRs on residential mortgage loans are the only servicing assets capitalized by the Company and are classified within intangible assets on the Company’s Consolidated Balance Sheets.
Income earned by the Company on its MSRs is derived primarily from contractually specified mortgage servicing fees and late fees, net of curtailment costs. Such income earned for the year ended December 31, 2011, 2010, and 2009 was $364 million, $399 million, and $354 million, respectively. These amounts are reported in mortgage servicing related income in the Consolidated Statements of Income/(Loss).
As of December 31, 2011, 2010, and 2009, the total unpaid principal balance of mortgage loans serviced was $157.8 billion, $167.2 billion, and $178.9 billion, respectively. Included in these amounts were $124.1 billion, $134.1 billion, and $146.7 billion as of December 31, 2011, 2010, and 2009, respectively, of loans serviced for third parties. During the year ended December 31, 2011, the Company sold MSRs on residential loans with an unpaid principal balance of $2.3 billion. Because MSRs are reported at fair value, the sale did not have a material impact on mortgage servicing related income.
A summary of the key characteristics, inputs, and economic assumptions used to estimate the fair value of the Company’s MSRs as of December 31, 2011 and 2010, and the sensitivity of the fair values to immediate 10% and 20% adverse changes in those assumptions are shown in the table below. Approximately 80% of the decrease in fair value during the year ended December 31, 2011 was driven by an assumed increase in prepayment speeds as a result of lower interest rates. Additionally, the balance of loans serviced for others declined 7% during 2011.

(Dollars in millions)	2011	2010
Fair value of retained MSRs	$921	$1,439
Prepayment rate assumption (annual)	20%	12%
Decline in fair value from 10% adverse change	$52	$50
Decline in fair value from 20% adverse change	98	95
Discount rate (annual)	11%	12%
Decline in fair value from 10% adverse change	$33	$68
Decline in fair value from 20% adverse change	63	130
Weighted-average life (in years)	4.3	6.2
Weighted-average coupon	5.2%	5.4%

The above sensitivities are hypothetical and should be used with caution. As the amounts indicate, changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, in this table, the effect of a variation in a particular assumption on the fair value of the retained interest is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. Additionally, the sensitivities above do not include the effect of hedging activity undertaken by the Company to offset changes in the fair value of MSRs. See Note 17, “Derivative Financial Instruments,” for further information regarding these hedging transactions.